SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2001



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




       DELAWARE                  File No. 1-8989           13-3286161
      (State or other           (Commission File          (IRS Employer
       jurisdiction of           Number)                   Identification
       incorporation)                                      Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


          Registrant's telephone number, including area code:(212)  272-2000
                                                             ---------------



                                 Not Applicable
          (former name or former address, if changed since last report)

Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated January 4, 2001, announcing earnings for the Company for the fiscal year ended November 30, 2000 and three- months ended November 30, 2000, which includes the Unaudited Consolidated Statements of Income of the Company for the twelve and three-months ended November 30, 2000 and November 26, 1999, and the three-months ended August 25, 2000. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated January 4, 2001.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                            By: /s/ Marshall J Levinson
                                                Marshall J Levinson
                                                Controller
                                               (Principal Accounting Officer)

Dated:   January 8, 2001

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                       Press Release, dated January 4, 2001